FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009


FIRST
GUARANTY
BANK

2020

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

fgb.net

A Message to Our Shareholders

The first six months of 2020 brought us into a new world. It is a new world of survival, of business, of banking. Survival in a new world requires bold action, decisive action, and intelligent action.

The Board of Directors of First Guaranty Bank led the Bank on a course which brought, not just survival, but success. Success as defined not only by $5,184,000 in net income for the 3 months ending June 30, 2020 and $9,009,000 over six months ending June 30, 2020 while at the same time increasing our loan loss provision by 28.3%, but, also, taking strong steps to ensure the safety of our communities and our team members.

Immediately after enacting relief loans to assist our customers, employees, and community members through the initial financial stress of the pandemic, the Board acted to secure an additional $100 million in funding to ensure that First Guaranty had the necessary liquidity to meet our customer's demands should they arise. At the time, the Board acted quickly to invest that liquidity in corporate bonds and other securities to ensure that, not only were the borrowed funds earning money, but, that they were creating gains which would bolster our earnings and our capital. With these steps taken, First Guaranty then turned to the Payroll Protection Plan loans to help our business customers survive. First Guaranty extended over $115 million in Payroll Protection Plan loans to businesses in our communities to help ensure their survival.

As a result of the strong, affirmative steps taken, the assets of First Guaranty Bank increased by 15.1% between December 31, 2019 and June 30, 2020 from $2,117,216,000 to $2,436,625,000. Second quarter over second quarter, earnings increased by 61.3% between June 30, 2019 and June 30, 2020 from $3,213,000 for the quarter to $5,184,000 for the quarter. On the six-month period ending on June 30, earnings increased from $6,345,000 in 2019 to $9,009,000 in 2020, an increase of 42%. Earnings for the six-month period ending June 30, 2020 reached $0.92 per share.

At the same time bold financial steps were being taken, First Guaranty Bank moved to provide for safety of its customers and employees. Steps such as dividing crucial management and operations into different locations to reduce the chance of infection and for Business continuity. We also implemented a telephone appointment system and provided screens to further protect employees and customers.

The result of six months of a new world and new challenges is that First Guaranty has continued to progress and move closer to shareholder value enhancement by strong earnings and a fortress balance sheet.

This report would not be complete without acknowledgment of and a bow to our Board of Directors and our staff in, not only performing, but excelling in times of great change and adversity.

Thank you for your support.

Sincerely,



Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

NASDAQ Symbol: FGBI

Consolidated Statements of Condition

(in thousands, except share data)

	June 30, 2020 (unaudited)	June 30, 2019
Assets		
Cash and cash equivalents:		
Cash and due from banks	$236,365	$169,648
Federal funds sold	778	519
Cash and cash equivalents	**237,143**	**170,167**
Investment securities:		
Available for sale, at fair value	450,538	228,745
Held to maturity, at cost (estimated fair value of $0 and $102,623 respectively)	-	103,183
Investment securities	**450,538**	**331,928**
Federal Home Loan Bank stock, at cost	3,336	2,422
Loans held for sale	280	-
Loans, net of unearned income	1,640,723	1,300,553
Less: allowance for loan losses	14,017	10,908
Net loans	**1,626,706**	**1,289,645**
Premises and equipment, net	58,680	43,275
Goodwill	13,072	3,472
Intangible assets, net	6,934	3,203
Other real estate, net	4,194	3,734
Accrued interest receivable	16,339	7,055
Other assets	19,403	18,540
Total Assets	**$2,436,625**	**$1,873,441**
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	434,306	250,637
Interest-bearing demand	722,301	598,653
Savings	169,862	110,383
Time	794,529	713,270
Total deposits	**2,120,998**	**1,672,943**
Short-term advances from Federal Home Loan Bank	50,000	-
Repurchase agreements	6,569	-
Accrued interest payable	5,377	4,600
Long-term advances from Federal Home Loan Bank	3,443	-
Senior long-term debt	45,470	18,371
Junior subordinated debentures	14,757	14,719
Other liabilities	10,085	3,670
Total Liabilities	**2,256,699**	1,714,303
Shareholders' Equity		
Common stock[1]:		
$1 par value - 100,600,000 authorized shares; issued 9,741,253 and 9,687,123 shares	9,741	9,687
Surplus	110,836	109,788
Retained earnings	49,175	38,474
Accumulated other comprehensive income (loss)	10,174	1,189
Total Shareholders' Equity	**179,926**	159,138
Total Liabilities & Shareholders' Equity	**$2,436,625**	$1,873,441

Consolidated Statements of Income

(in thousands, except share, per share data & percentages)

	For the Three-Month Periods Ended June 30,	
	2020	2019
	(unaudited)	
Interest Income:		
Loans (including fees)	$22,441	$19,920
Deposits with other banks	62	953
Securities (including FHLB stock)	2,814	2,565
Federal funds sold	0	1
Total Interest Income	25,317	23,439
Interest Expense:		
Demand deposits	1,243	2,831
Savings deposits	32	142
Time deposits	4,439	4,356
Borrowings	763	408
Total Interest Expense	6,477	7,737
Net Interest Income	18,840	15,702
Less: Provision for loan losses	1,836	1,634
Net Interest Income after Provision for Loan Losses	17,004	14,068
Noninterest Income:		
Service charges, commissions and fees	471	613
ATM and debit card fees	806	579
Net gains (losses) on securities	1,355	(14)
Net gains on sale of loans	278	53
Other	416	415
Total Noninterest Income	3,326	1,646
Noninterest Expense:		
Salaries and employee benefits	7,536	6,146
Occupancy and equipment expense	1,865	1,530
Other	4,397	3,986
Total Noninterest Expense	13,798	11,662
Income Before Income Taxes	6,532	4,052
Less: Provision for income taxes	1,348	839
Net Income	$5,184	$3,213
Per Common Share[1]:		
Earnings	$0.53	$0.33
Cash dividends paid	$0.16	$0.15
Weighted Average Common Shares Outstanding	9,741,253	9,687,123
Return on Average Assets	0.89%	0.68%
Return on Average Common Equity	11.92%	8.22%

Consolidated Statements of Income

(in thousands, except share, per share data & percentages)

	For the Six-Month Periods Ended June 20,	
	2020	2019
	(unaudited)	
Interest Income:		
Loans (including fees)	$44,901	$38,402
Deposits with other banks	297	1,589
Securities (including FHLB stock)	5,557	5,422
Federal funds sold	0	1
Total Interest Income	50,755	45,414
Interest Expense:		
Demand deposits	3,354	5,642
Savings deposits	148	280
Time deposits	8,998	8,363
Borrowings	1,492	834
Total Interest Expense	13,992	15,119
Net Interest Income	36,763	30,295
Less: Provision for loan losses	3,081	2,421
Net Interest Income after Provision for Loan Losses	33,682	27,874
Noninterest Income:		
Service charges, commissions and fees	1,200	1,221
ATM and debit card fees	1,415	1,107
Net gains (losses) on securities	1,855	(416)
Net gains on sale of loans	295	64
Other	987	971
Total Noninterest Income	5,752	2,947
Noninterest Expense:		
Salaries and employee benefits	14,935	12,108
Occupancy and equipment expense	3,694	3,015
Other	9,464	7,707
Total Noninterest Expense	28,093	22,830
Income Before Income Taxes	11,341	7,991
Less: Provision for income taxes	2,332	1,646
Net Income	9,009	6,345
Per Common Share[1]:		
Earnings	$0.92	$0.65
Cash dividends paid	$0.32	$0.29
Book Value Per Common Share	$18.47	$16.43
Weighted Average Common Shares Outstanding	9,741,253	9,687,123
Return on Average Assets	0.81%	0.68%
Return on Average Common Equity	10.48%	8.28%

Have Questions?

Vanessa Drew | InvestorRelations@fgb.net

At A Glance

Branches
33

ATMs
47

Total Assets
$2.4 Billion

Deposits
$2.1 Billion

Total Loans
$1.6 Billion

$5.2 Million
2Q 2020 Earnings (unaudited)

108 and counting
Consecutive dividends paid

86
Years in Banking



Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO | Hammond

Eric J. Dosch*
Chief Financial Officer | Hammond

Senior Vice Presidents

Thomas F. Brothers
Director of Internal Audit

Scheila M. Davis
Operations Officer

Mark J. Ducoing
Chief Deposit Officer

Glenn A. Duhon, Sr.
Regional Manager | Abbeville

Ronnie R. Foshee
Regional Manager | Denham Springs

Adam J. Johnston
Regional Manager | North Louisiana

Mikki M. Kelley
Human Resource Department Manager

Jordan M. Lewis
Texas Area President

Ronnie C. Pittman
Special Assets Manager

Darrel D. Ryland
Central LA Area President

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager
Director of Mergers & Acquisitions

J. Richard Stark
Operations

Randy S. Vicknair
Interim Chief Lending Officer

Christy L. Wells
Regional Manager | Hammond

Vice Presidents

Charles L. Baggs
Ashley N. Bell
Betty A. Boney
Brenda A. Briscoe
Cheryl Q. Brumfield
Timothy L. Chesney
Robert W. Clifton, *ISO*
Louis J. Cusimano
Vikki W. Dupaquier
Ronald W. Edmonds
Denise D. Fletcher
Eric M. Fuller, *Controller*

Vice Presidents

Shirley P. Jones
JoEllen K. Juhasz, *BSA Officer*
Michael D. Knighten
Terrie E. McCartney
Jason D. Normand
Steven F. Osman
Tracy D. Perry
Gregory P. Prudhomme
Craig E. Scelfo
Scott B. Schilling
Lisa K. Stoker
John A. Synco
D. Lynn Talley
Michael A. Wiggins

Assistant Vice Presidents

Conrad Arrambide
Evan Baranosky
Darryl P. Boudreaux
Lauryn H. Coburn
Lance S. Davis
Susan M. Desoto
Landa G. Domangue
Vanessa R. Drew
Kevin J. Foster
Christy L. Frierson
Harrison R. Gill
Bonnie J. Griener
Ludrick P. Hildago
Leslie A. Hinzman
Donna S. Hodges
A. Shane Hughes
Keith T. Klein
Mandy P. Lee
Pamela R. Normand
Dev M. Patel
Rahul R. Patel
Niekitsha S. Ridley
Melina West

Officers

Rebecca G. Brown
Calvin P. Ducote
Jeannette N. Ernst
V. Diane Patterson
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank